UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2013

HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 893-8999

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

The disclosure set forth under Item 5.02 regarding the departure of Susan M. Luscinski, the Chief Operating Officer of the Company, is incorporated by reference into this Item 1.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director and Appointment of President

On November 4, 2013, Harvard Bioscience, Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company (the "Board") elected Jeffrey A. Duchemin, the Corporation's Chief Executive Officer, to the Board pursuant to the terms of the Employment Agreement entered into by and between the Company and Mr. Duchemin dated August 26, 2013, which filled a vacancy on the Board. Such Employment Agreement is described in, and filed with, the Current Report on Form 8-K filed by the Company with the SEC on August 29, 2013, the contents of which are incorporated herein by reference. Such election was effective as of October 29, 2013. The Board also appointed Mr. Duchemin as President of the Company. The press release is included herewith as Exhibit 99.1 and incorporated herein by reference.

Departure of Chief Operating Officer

The Company also announced that the position of Chief Operating Officer is being eliminated as of November 30, 2013. Mr. Duchemin will assume the responsibilities of that position. In connection with the elimination of such position, the amended and restated employment agreement entered into by and between the Company and Susan M. Luscinski is being terminated effective as of November 30, 2013. Effective as of the date of such termination, Ms. Luscinski has resigned from her position as an officer of the Company and its subsidiaries. In connection with the termination, subject to certain conditions, including signing general release of claims form, Ms. Luscinski will be entitled to certain severance of approximately $318,000 and other customary related benefits.

For a description of this terminated agreement, please see the summary set forth in the Company's definitive Proxy Statement filed with the SEC on April 12, 2013 pursuant to Regulation 14A, in connection with the Annual Meeting of Stockholders held on May 23, 2013, which such summary is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Press release of Harvard Bioscience, Inc. issued on November 4, 2013.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC. (Registrant)
November 4, 2013 (Date)	/s/ ROBERT E. GAGNON Robert E. Gagnon Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Title

99.1	Press release of Harvard Bioscience, Inc. issued on November 4, 2013.